Corrections to the Annual Report of Citizens Trust dated June 30, 1997:

On page 63, at the bottom of the page, insert the following:

The above audit statement from Tait, Weller & Baker inadvertently omitted mention of the Citizens Index Portfolio in the first sentence. The financial statements and financial highlights of the Citizens Index Portfolio, along with the other portfolios of Citizens Trust, were audited by Tait, Weller & Baker.


On page 51 the Total Return for the Citizens Income Portfolio for the year ended June 30, 1994 should be 0.04%.